Exhibit 10.1

AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 4, dated as of September 6, 2017 (this “Amendment”), by and among Open Text ULC, Open Text Holdings, Inc. and Open Text Corporation (“Open Text”), as Borrowers (collectively, the “Borrowers” and each, a “Borrower”), the Domestic Guarantors party hereto (the “Domestic Guarantors”), the Foreign Guarantors party hereto (the “Foreign Guarantors” and, together with the Domestic Guarantors, the “Guarantors”), the Swing Line Lender, the other Lenders party hereto, and Barclays Bank PLC, as Administrative Agent and Collateral Agent (the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrowers, the Domestic Guarantors, each lender from time to time party thereto (the “Lenders”) and the Administrative Agent have entered into that certain Second Amended and Restated Credit Agreement, effective as of January 15, 2015 (as amended by (i) that certain Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of June 16, 2016, (ii) that certain Incremental Assumption Agreement and Amendment No. 2 to Second Amended and Restated Credit Agreement dated as of February 1, 2017, (iii) that certain Amendment No. 3 to Second Amended and Restated Credit Agreement dated as of May 5, 2017, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) (capitalized terms not otherwise defined in this Amendment have the same meanings assigned thereto in the Credit Agreement);
WHEREAS, the Borrowers have requested to increase the amount of the Swing Line Commitments to an aggregate principal amount of $50,000,000;
WHEREAS, the Administrative Agent, the Lenders party hereto, constituting the Majority Lenders under the Credit Agreement, and the Swing Line Lender are willing to so amend the Credit Agreement on the terms and subject to the conditions hereof;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Amendments to the Credit Agreement.
(a)    Section 1.01 of the Credit Agreement is amended by revising the following defined term to read in its entirety as set forth below:
“Commitment” means, at any time, in respect of: (i) the Revolving Credit Facility, U.S. $450,000,000, as such amount may be increased or reduced pursuant to the terms hereof (the “Revolving Credit Commitment”); (ii) the Documentary Credits, U.S. $35,000,000 (the “Documentary Credit Commitment”); and (iii) the Swing Line Commitments, U.S. $50,000,000, as such amount may be increased or reduced pursuant to the terms hereof; and provided, for greater certainty, that (A) the commitments in respect of Documentary Credits constitute part of the Revolving Credit Commitment, and (B) the Swing Line Commitment constitutes part of the Revolving Credit Commitment. A “Lender’s Revolving Credit Commitment”, a “Swing Line Lender’s Commitment” and a “Documentary Credit Lender’s Commitment” means, at any time, the relevant amount designated as such and set forth opposite such Lender’s name on Schedule 3 hereof or in the assignment and assumption agreement executed and delivered pursuant to Section 16.01(2) pursuant to which it shall become a party hereto (as reduced or increased in accordance with the terms hereof).
(b)    Schedule 3 to the Credit Agreement is hereby replaced in its entirety with Schedule 3 hereto.
SECTION 2.Conditions of Effectiveness of the Amendment. This Amendment shall become effective on and as of the first date (the “Fourth Amendment Effective Date”) when the Administrative Agent shall have received from the Borrowers, the Guarantors, the Swing Line Lender, the Majority Lenders and the Administrative Agent an executed counterpart hereof or other written confirmation (in form reasonably satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;
SECTION 3.Reference to and Effect Upon the Credit Agreement and the Other Credit Documents.
(a)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents. On and as of the Fourth Amendment Effective Date, this Amendment shall for all purposes constitute a Credit Document.
(b)On and as of the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
(c)The Credit Agreement and each of the other Credit Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The obligations of the Loan Parties and each Guarantor contained in the Guarantees shall remain in full force and effect and are hereby confirmed and continued by this Amendment and are enforceable against the Loan Parties and each of the Guarantors. All rights, benefits, interests, duties, liabilities and obligations of the parties to the Security Documents, as amended below, are hereby confirmed and continued by this Amendment and continue to secure, apply and extend to all debts, liabilities and obligations, present or future, direct or indirect, absolute or contingent, matured or unmatured, at any time or from time to time due or accruing due and owing by or otherwise payable by the Loan Parties and each Guarantor to the Collateral Agent for the benefit of the Secured Creditors, or any one or more of them, in any currency, under, in connection with or pursuant to the Guarantees and any other Credit Document to which the Loan Parties and each Guarantor is a party. Without limitation of the foregoing, all security interests, pledges, assignments and other Encumbrances previously granted by any Guarantor, as a Grantor, pursuant to the Security Documents are confirmed and continued by this Amendment, and all such security interests, pledges, assignments and other Encumbrances shall remain in full force and effect as security for all obligations thereunder with no change in the priority applicable thereto, in each case, subject only to Encumbrances permitted under the Credit Documents, to the extent provided therein.
SECTION 4.Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the Province of Ontario and the laws of Canada applicable in that Province.
SECTION 5.Execution in Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart hereof by facsimile or electronic transmission (e.g., “pdf” or “tif”) shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 6.Amendments; Headings; Severability. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrowers, the Guarantors, the Administrative Agent, the Swing Line Lender and the Lenders party hereto. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting this Amendment. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

OPEN TEXT ULC, as Borrower and Domestic Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	Director

OPEN TEXT CORPORATION, as Borrower and Domestic Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	EVP, Chief Financial Officer

OPEN TEXT HOLDINGS, INC., as Borrower and Domestic Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title	Director

OPEN TEXT CANADA LTD., as Domestic Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	Director

OPEN TEXT CANADA LTD., in its capacity as general partner of VIGNETTE PARTNERSHIP, LP, as Domestic Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	Director

OPEN TEXT INC., as Domestic Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	Director

EASYLINK SERVICES INTERNATIONAL CORPORATION, as Domestic Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	Director

EASYLINK SERVICES USA, INC., as Domestic Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	Director

XPEDITE SYSTEMS, LLC, as Domestic Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	Director

GXS, INC., as Domestic Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	Director

GXS INTERNATIONAL, INC., as Domestic Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	Director

OPEN TEXT SA ULC, as Domestic Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	Director

OPEN TEXT GXS ULC, as Domestic Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	Director

OPEN TEXT COÖPERATIEF U.A., as Foreign Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	Director

OPEN TEXT SOFTWARE GMBH, as Foreign Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	Director

OPEN TEXT UK LIMITED, as Foreign Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	Director

SYSGENICS LIMITED, as Foreign Guarantor
By:	/s/ John Doolittle
Name:	John Doolittle
Title:	Director

BARCLAYS BANK PLC, as Administrative Agent, Lender and Swing Line Lender
By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Vice President

Morgan Stanley Bank, N.A., as Lender
By:	/s/ Gilroy D'Souza
Name:	Gilroy D'Souza
Title:	Authorized Signatory

Citibank N.A., Canadian branch as Lender
By:	/s/ Agha Murtaza
Name:	Agha Murtaza
Title:	Authorized Signatory

ROYAL BANK OF CANADA, as Lender
By:	/s/ Michael Elsey
Name:	Michael Elsey
Title:	Authorized Signatory

HSBC Bank Canada, as Lender
By:	/s/ My Le
Name:	My Le
Title:	Director, Global Banking

By:	/s/ Shu Wai Chu
Name:	Shu Wai Chu
Title:	Vice President, Global Banking

The Bank of Tokyo-Mitsubishi UFJ, Canada Branch, as Lender
By:	/s/ Jack Shuai
Name:	Jack Shuai
Title:	Director

NATIONAL BANK OF CANADA, as Lender
By:	/s/ Michelle Fiebig
Name:	Michelle Fiebig
Title:	Director

By:	/s/ David Torrey
Name:	David Torrey
Title:	Managing Director

Export Development Canada, as Lender
By:	/s/ Sarah Lanthier
Name:	Sarah Lanthier
Title:	Financing Manager

By:	/s/ Jeff Patterson
Name:	Jeff Patterson
Title:	Manager

Bank of Montreal, as Lender
By:	/s/ Jeff Cowan
Name:	Jeff Cowan
Title:	Vice President

ICICI Bank Canada, as Lender
By:	/s/ Lester Fernandes
Name:	Lester Fernandes
Title:	Assistant Vice President
Corporate & Commercial Banking
ICICI Bank Canada

By:	/s/ Hemang Thanavala
Name:	Hemang Thanavala
Title:	Vice President & CFO
ICICI Bank Canada

Bank of America, N.A., Canada Branch, as Lender
By:	/s/ Julie Griffin
Name:	Julie Griffin
Title:	Senior Vice President

The Bank of Nova Scotia, as Lender
By:	/s/ Eddy Popp
Name:	Eddy Popp
Title:	Director

By:	/s/ Abigail Denyer
Name:	Abigail Denyer
Title:	Associate Director

Canadian Imperial Bank of Commerce, as Lender
By:	/s/ James Day
Name:	James Day
Title:	Authorized Signatory

By:	/s/ Jomo Russell
Name:	Jomo Russell
Title:	Authorized Signatory

SBI CANADA BANK, as Lender
By:	/s/ Jayant Sinha
Name:	Jayant Sinha
Title:	VP (Credit)

Wells Fargo Bank, N.A., Canadian Branch, as Lender
By:	/s/ David Wright
Name:	David Wright
Title:	Director

SCHEDULE 3

REVOLVING CREDIT COMMITMENTS/ SWING LINE LENDER’S COMMITMENT/ DOCUMENTARY CREDIT COMMITMENTS

Lender	Revolving Credit Commitment	Documentary Credit Commitment	Swing Line Lender’s Commitment
Barclays Bank PLC	$60,000,000		$50,000,000
Morgan Stanley Bank, N.A.	$50,000,000
Citibank, N.A., Canadian branch	$50,000,000
Royal Bank of Canada	$50,000,000	$35,000,000
HSBC Bank Canada	$30,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd., Canada Branch	$20,000,000
National Bank of Canada	$20,000,000
Export Development Canada	$14,000,000
Bank of Montreal	$50,000,000
ICICI Bank Canada	$10,000,000
Bank of America, N.A., Canada Branch	$20,000,000
PNC Bank Canadian Branch	$20,000,000
The Bank of Nova Scotia	$20,000,000
Canadian Imperial Bank of Commerce	$20,000,000
JPMorgan Chase Bank N.A.	$8,000,000
SBI Canada Bank	$4,000,000
Wells Fargo Bank, N.A., Canadian Branch	$4,000,000

Total Revolving Credit Commitments	$450,000,000